Exhibit 10.1

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 9, 2010 by and among Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 4,735,012 shares of Common Stock and shall be collectively referred to herein as the “Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire up to that number of additional shares of Common Stock equal to one hundred percent (100%) of the number of Shares purchased by such Purchaser (rounded down to the nearest whole share) (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”).

C.           The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

D.           The Company has engaged JMP Securities LLC as its exclusive placement agent (the “Placement Agent”) for the offering of the Shares and Warrants on a “best efforts” basis.

E.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Acquiring Person” has the meaning set forth in Section 4.6.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors ” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(f).

“Buy-In Price” has the meaning set forth in Section 4.1(f).

“California Courts” means the state and federal courts sitting in Marin County, California.

“Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.

“Closing Bid Price”  means, for any security as of any date, (a) the last reported closing bid price per share of Common Stock for such security on the Principal Trading Market, as reported by Bloomberg Financial Markets, or, (b) if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or (c) if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or (d) if no closing bid price is reported for such security by Bloomberg Financial Markets, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of such security. If the Company and such holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 10 of the Warrants. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Paul, Hastings, Janofsky & Walker, LLP with offices located at 515 South Flower Street, Floor 25, Los Angeles, California 90071.

                      “Company Deliverables” has the meaning set forth in Section 2.2(a).

                      “Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(f).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Disclosure Schedules” has the meaning set forth in Section 3.1.

“DTC” has the meaning set forth in Section 4.1(c).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Evaluation Date” has the meaning set forth in Section 3.1(t).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indebtedness” has the meaning set forth in Section 3.1(mm).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

 “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(n).

“OFAC” has the meaning set forth in Section 3.1(ll).

“Outside Date” means the thirtieth day following the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 4.5.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $3.075 per unit.

“Purchaser” or “Purchasers” has the meaning set forth in the Recitals.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.9.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vii).

“Securities Act” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares and the related Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Affiliate” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, and the Irrevocable Transfer Agent Instructions.

“Transfer Agent” means American Stock Transfer & Trust Company LLC the current transfer agent of the Company, with a mailing address of 6201 15th Avenue

Brooklyn, NY 11219 and a facsimile number of (718) 765-8718 or any successor transfer agent for the Company.

“Warrants” has the meaning set forth in the Recitals to this Agreement.  The Placement Agent and/or its designees are also receiving placement agent warrants as compensation for services rendered in connection with the transactions set forth herein, which warrants shall also constitute “Warrants” for all purposes hereunder.

“Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Amount.  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole Share.  In addition, each Purchaser shall receive a Warrant to purchase a number of Warrant Shares equal to one hundred percent (100%) of the number of Shares purchased by such Purchaser, as indicated below such Purchaser’s name on the signature page to this Agreement. The Warrants shall have an exercise price equal to $3.075 per Warrant Share subject to adjustment as provided in the Warrants.

(b) Closing.  The Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c) Form of Payment.  Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the Business Day immediately prior to the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to a non-interest bearing escrow account established by the Company and the Placement Agent with JPMorgan Chase Bank, N.A. (the “Escrow Agent”) as set forth on Exhibit H hereto (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”).  On the Closing Date, (a) the Company and the Placement Agent shall instruct the Escrow Agent to deliver, in immediately available funds, the Escrow Amount constituting the aggregate purchase price as follows: (1) to the Placement Agent, the fees and reimbursable expenses payable to the Placement Agent (which fees and expenses shall be set forth in such instructions), and (2) the balance of the aggregate purchase price to the Company, (b) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired” (the “Stock Certificate”), within three (3) Trading Days after the Closing and (c) the Company shall deliver to each Purchaser one or more Warrants, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Warrants such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Underlying Shares Subject to Warrant”, within three (3) Trading Days after the Closing.

2.2 Closing Deliveries.    (a)    On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) facsimile copies of one or more stock certificates, free and clear of all restrictive legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto (the “Stock Certificate”), with the original Stock Certificates delivered within three (3) Trading Days of Closing; provided, however that the receipt of such facsimile shall be conditioned on the Company receiving a completed Stock Certificate Questionnaire from such Purchaser no later than one (1) Business Day prior to the Closing Date.

(iii) facsimile copies of one or more Warrants, executed by the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares equal to one hundred percent (100%) of the number of Shares issuable to such Purchaser pursuant to Section 2.2(a)(ii), rounded down to the nearest whole share, on the terms set forth therein, with the original Warrants delivered within three (3) Trading Days of Closing; provided, however that the receipt of such facsimile shall be conditioned on the Company receiving a completed Stock Certificate Questionnaire from such Purchaser no later than one (1) Business Day prior to the Closing Date.

(iv) a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers and the Placement Agent;

(v) the Registration Rights Agreement, duly executed by the Company;

(vi) duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Purchase Price, registered in the name of such Purchaser;

(vii) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate or articles of incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit F;

(viii) the Compliance Certificate referred to in Section 5.1(h);

(ix) a Lock-Up Agreement, substantially in the form of Exhibit I hereto (the “Lock-Up Agreement”) executed by each person listed on Exhibit J hereto, and each such Lock-Up Agreement shall be in full force and effect on the Closing Date;

(x) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State (or comparable office) of Delaware, as of a date within three (3) Business Days of the Closing Date;

(xi) a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is qualified to do business as a foreign corporation, as of a date within three (3) Business Days of the Closing Date; and

(xii) a certified copy of the certificate or articles of incorporation, as certified by the Secretary of State (or comparable office) of Delaware, as of a date within three (3) Business Days of the Closing Date.

(b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Purchase Price” indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the Escrow Account, as set forth on Exhibit H attached hereto;

(iii) the Registration Rights Agreement, duly executed by such Purchaser;

(iv) a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

(v) a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  Except (i) as set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, or (ii) disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agent:

(a) Subsidiaries.  The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto.  Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification.  The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in writing in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the reservation for issuance and the  subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of the Warrant Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have  or  reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.5 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Securities.  The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.  As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).  The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of such outstanding Warrants, the number of shares of Common Stock issuable upon exercise of such outstanding Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(g) hereto.  The Company has not issued any capital stock since the date of its most recently filed SEC Report other than pursuant to that certain Purchase Agreement by and between the Company and Lincoln Park Capital Fund, LLC, dated as of April 16, 2010, and to reflect stock option and warrant exercises that do not, individually or in the aggregate, have a material affect on the issued and outstanding capital stock, options and other securities.   No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as set forth on Schedule 3.1(g) or a result of the purchase and sale of the Shares and Warrants, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and the Placement Agent) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(h) SEC Reports; Disclosure Materials.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure to qualify to register the Shares and Warrant Shares for resale on Form S-1 or which would prevent any Purchaser from using Rule 144 to resell any Securities).  As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company is not an issuer subject to Rule 144(i) under the Securities Act.  Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed as an exhibit, or duly incorporated by reference, to the SEC Reports.

(i) Financial Statements.   The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(j) Material Changes.  Since August 31, 2009, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or upon the exercise of warrants or issued pursuant to existing Company stock option or upon the exercise of warrants or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Shares and Warrants contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(k) Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Except as disclosed in its SEC Reports, neither the Company nor any Subsidiary, nor to the Company’s Knowledge any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  Other than publicly available correspondence between the Commission and the Company, there has not been, within one year prior to the date hereof, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

(l) Employment Matters.  No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary.  To the Company’s Knowledge, no executive officer, to the Company’s Knowledge, is, or is now expected to be, in violation of any term of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(m) Compliance.  Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case set forth in clauses (i)-(iii) hereof as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits.

(o) Title to Assets.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them.  The Company and its Subsidiaries have good and marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all Liens except for such Liens that do not and would not reasonably be expected to result in a Material Adverse Effect.  Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(p) Patents and Trademarks.  To the Company’s Knowledge, the Company and the Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “ Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another.  To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have or would reasonably be expected to have a Material Adverse Effect.

(q) Insurance.  The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(r) Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s)     Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Sarbanes-Oxley; Disclosure Controls.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that material information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u) Certain Fees.   No person or entity, including without limitation, any Purchaser will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Shares and Warrants (which placement agent fees are being paid by the Company).  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph (u) that may be due in connection with the transactions contemplated by the Transaction Documents.

(v) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents.  Assuming the making and the obtaining of the Required Approvals, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(w) Investment Company  The Company is not, and immediately after receipt of payment for the Shares and Warrants, will not be or be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(x) Registration Rights.  Other than each of the Purchasers or as set forth in Schedule 3.1(x) hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(y) Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the ten (10) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is in compliance in all material respects with all listing and maintenance requirements of the Principal Trading Market on the date hereof.

(z) Application of Takeover Protections; Rights Agreements.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

(aa) Disclosure.  The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except (i) insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.5 hereof or (ii) to such Purchaser, prior to such disclosure, that has executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(bb) No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(cc) Tax Matters.  The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect.

(dd) Environmental Matters.  To the Company’s Knowledge, neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim as set forth in clause (i)-(iv) has had or would have, individually or in the aggregate, a Material Adverse Effect.

(ee) No General Solicitation. The Company has not offered or sold any of the Securities by any form of general solicitation or general advertising.

(ff) Foreign Corrupt Practices.  Neither the Company, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(gg) Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(hh) Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.

(ii) Regulation M Compliance.  The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(jj) PFIC.  Neither the Company nor any Subsidiary is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(kk) OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee or Affiliate is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ll) FDA.  As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have or reasonably be expected to result in a Material Adverse Effect.  There is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have or reasonably be expected to result in a Material Adverse Effect.  The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(mm) No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents or any written agreement regarding the confidentiality and use of confidential information.

3.2 Representations and Warranties of the Purchasers.  Each Purchaser hereby, severally but not jointly, represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent as follows:

(a) Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each Transaction document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c) Investment Intent.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares and Warrants and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Purchaser Status.  At the time such Purchaser was offered the Shares and Warrants, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e) General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or presented at any seminar or any other general advertisement.

(f) Experience of Such Purchaser.  Such Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) Acknowledgement of Risks.

(i) Such Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) such Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, such Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future.  Such risks are more fully set forth in the public filings made by the Company with the Commission;

(ii) Such Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities; and

(iii) Such Purchaser has, in connection with such Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and such Purchaser has, with respect to all matters relating to the Transaction Documents and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.

(h) Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(i) Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(j) Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(k) Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.  Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Shares and Warrants and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(l) Reliance on Exemptions.  Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(m) No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(n) Regulation M.   Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(o) Beneficial Ownership.   The purchase by such Purchaser of the Shares and Warrants issuable to it at the Closing will not (either with or without aggregating such Securities with the Warrant Shares for which such Purchaser’s Warrants are exercisable) result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) (when added to any other securities of the Company that it or they then own or have the right to acquire) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred.  Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred.

(p) Residency.  Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(q) Anti-Money Laundering Laws. Such Purchaser represents and warrants to, and covenants with, the Company that: (i) such Purchaser is in compliance with Executive Order 13224 and the regulations administered by the U.S. Department of the Treasury ("Treasury") Office of Foreign Assets Control; (ii) such Purchaser, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to such Purchaser’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons ("SDN List") maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern; (iii) to such Purchaser’s knowledge after reasonable investigation, all of the funds to be used to acquire the Securities are derived from legitimate sources and are not the product of illegal activities; (iv) such Purchaser is in compliance with all other applicable anti-money laundering laws and regulations and has implemented, if applicable, an anti-money laundering compliance program in accordance with the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107-56; (v) none of the funds being used to purchase the Securities are to such Purchaser’s knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities; and (vi) to the best of its knowledge (A) none of the funds to be provided by such Purchaser are being tendered on behalf of a person or entity who has not been identified to such Purchaser, and (B) it shall promptly notify the Company if such Purchaser discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge (not including the transfer or foreclosure thereon) as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act or applicable state securities laws.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

(b)           Legends.  Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS [HEREIN], IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED [HEREIN], IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan.  Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge.  No notice shall be required of such pledge, but Purchaser shall promptly notify the Company of any such subsequent transfer or foreclosure.  Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as such Purchaser may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.  Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)           Removal of Legends.  The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.  Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall issue to the Transfer Agent the Irrevocable Transfer Agent Instructions.  Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.  Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will promptly following the delivery by a Purchaser to the Company (with notice to the Company) of (i) a legended certificate representing Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or (ii) an Exercise Notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, and an opinion of counsel to the extent required by Section 4.1(a) deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c).  Certificates for Shares or Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

(d)           Irrevocable Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that  no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)           Acknowledgement.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act.  While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares or the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(e) and each Purchaser hereunder will indemnify and hold harmless each of such Persons from any breaches or violations of this Section 4.1(e).

(f)           Buy-In.  If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Trading Days of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3) Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Closing Bid Price on the Deadline Date.

4.2 Reservation of Common Stock.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.3 Furnishing of Information.  In order to enable the Purchasers to sell the Securities under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.4 Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Securities Laws Disclosure; Publicity.  By 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby.  On or before 9:00 A.M., New York City time, on the second (2nd) Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement)).  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii).  From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.6 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchasers; provided, however, that no such Purchaser owns any equity in the Company prior to its purchase of the Securities hereunder or while it holds any Securities purchased hereunder.

4.7 Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.8 Use of Proceeds.  The Company shall use the net proceeds from the sale of the Shares and Warrants hereunder for working capital and general corporate purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

4.9 Indemnification of Purchasers.  Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.9, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses;  provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.10 Principal Trading Market Listing.  In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing  application covering all of the Shares and Warrant Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares and Warrant Shares to be approved for listing on the Principal Trading Market as promptly as possible thereafter.

4.11 Form D; Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of any Purchaser.  The Company, on or before the Closing Date, shall take such commercially reasonable action as the Company shall determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.12 Delivery of Shares and Warrants After Closing. The Company shall deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.

4.13 [Reserved]

4.14 Subsequent Equity Sales.  From the date hereof until the later of (i) ninety (90) days following the Closing Date or (ii) thirty (30) days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the thirty (30) day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.  Notwithstanding anything to the contrary contained herein, the foregoing restriction shall not apply to (a) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date of this Agreement (not including for this purpose the issuance of any shares of Common Stock under that certain Purchase Agreement between the Company and Lincoln Park Capital Fund, LLC, dated as of April 16, 2010), and (b) equity securities issued or issuable pursuant to employee benefit or purchase plans in effect as of the date of this Agreement or pursuant to bona fide employee benefit or purchase plans established during the period described in the first sentence of this Section 4.14.

ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities.  The obligation of each Purchaser to acquire Shares and Warrants at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b) Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e) Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f) Listing.   The Nasdaq Capital Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.

(g) No Suspensions of Trading in Common Stock.  The Common Stock shall not  have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(h) Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(i) Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit G.

(j) Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

5.2 Conditions Precedent to the Obligations of the Company to sell Securities.  The Company's obligation to sell and issue the Shares and Warrants at the Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties.  The representations and warranties made by the Purchasers contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b) Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

(e) Purchasers Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f) Listing.   The Nasdaq Capital Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.

(g) Termination.   This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.

ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses.  The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:               Raptor Pharmaceutical Corp.
9 Commercial Boulevard
Suite 200
Novato, California 94949
Facsimile No.: 415-382-1368
Attention: Christopher M. Starr, Ph.D., CEO
E-mail: cstarr@raptorpharma.com

With a copy to:                     Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street
25th Floor
Los Angeles, California 90071-2228
Facsimile No.: 213-627-0705
Attention: Siobhan McBreen Burke
E-mail: siobhanburke@paulhastings.com

If to a Purchaser:                  To the address set forth under such Purchaser’s name on the signature pagehereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least a majority in interest of the Shares still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5 Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6 Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  Except in the case of a Fundamental Transaction as contemplated in the Warrants, this Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except  (i) the Placement Agent is an intended third party beneficiary of Article III hereof and (ii) each Purchaser Party is an intended third party beneficiary of Section 4.9.

6.8 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the California Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such California Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival.  Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.10 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13 Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15 Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution to all stockholders of the Company payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.17 Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsels have chosen to communicate with the Company through Goodwin Procter LLP, counsel to the Placement Agent.  Each Purchaser acknowledges that Goodwin Procter LLP has rendered legal advice to the Placement Agent and not to such Purchaser in connection with the transactions contemplated hereby, and that each such Purchaser has relied for such matters on the advice of its own respective counsel.  Each Purchaser also acknowledges that Paul, Hastings, Janofsky & Walker LLP has rendered legal advice to the Company and not such Purchaser.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.

6.18 Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers.  Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RAPTOR PHARMACEUTICAL CORP.

By:__/s/ Christopher Starr________________

Name: Christopher Starr

Title: CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NAME OF PURCHASER:  Redmile Capital Fund, LP

By:  /s/ Jeremy C. Green
Name:  Jeremy C. Green
Title:  Managing Member of the General Partner/ InvestmentManager

Aggregate Purchase Price (Subscription Amount): $633,612.975

Number of Shares to be Acquired:  206,053

Underlying Shares Subject to Warrant:  206,053

(100% of the number of Shares to be acquired)

Address for Notice:

100 Pine Street, Suite 1925
San Francisco, CA  94111
___________________

Telephone No.:   (415) 489-9980

Facsimile No.:   ________________________

E-mail Address:   jeremy@redmilegrp.com; josh@redmilegrp.com

Attention:  Jeremy Green or Josh Garcia

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:  Redmile Capital Offshore Fund II, Ltd.

By:  /s/ Jeremy C. Green
Name:  Jeremy C. Green
Title:  Managing Member, Redmile Group, LLC (the IM)

Aggregate Purchase Price (Subscription Amount): $497,141.40

Number of Shares to be Acquired:  161,672

Underlying Shares Subject to Warrant:  161,672

(100% of the number of Shares to be acquired)

Address for Notice:

100 Pine Street, Suite 1925
San Francisco, CA  94111
___________________

Telephone No.:   (415) 489-9980

Facsimile No.:   ________________________

E-mail Address:   josh@redmilegrp.com; jeremy@redmilegrp.com

Attention:  Josh Garcia or Jeremy Green

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:  Redmile Capital Offshore Fund, Ltd.

By:  /s/ Jeremy C. Green
Name:  Jeremy C. Green
Title:  Managing Member, Redmile Group, LLC

Aggregate Purchase Price (Subscription Amount): $502,993.125

Number of Shares to be Acquired:  163,575

Underlying Shares Subject to Warrant:  163,575

(100% of the number of Shares to be acquired)

Address for Notice:

100 Pine Street, Suite 1925
San Francisco, CA  94111
___________________

Telephone No.:   (415) 489-9980

Facsimile No.:   ________________________

E-mail Address:   josh@redmilegrp.com; jeremy@redmilegrp.com

Attention:  Josh Garcia / Jeremy Green

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:  Redmile Ventures, Ltd.

By:  /s/ Jeremy C. Green
Name:  Jeremy C. Green
Title:  Managing Member of Redmile Group, LLC (the IM)

Aggregate Purchase Price (Subscription Amount): $26,752.50

Number of Shares to be Acquired:  8,700

Underlying Shares Subject to Warrant:  8,700

(100% of the number of Shares to be acquired)

Address for Notice:

100 Pine Street, Suite 1925
San Francisco, CA  94111
___________________

Telephone No.:   (415) 489-9980

Facsimile No.:   ________________________

E-mail Address:   josh@redmilegrp.com; jeremy@redmilegrp.com

Attention:  Jeremy Green or Josh Garcia

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:  Straus Healthcare Partners, L.P._____

By: /s/ Ravinder Holder
Name:  Ravinder Holder
Title: Partner

Aggregate Purchase Price (Subscription Amount): $768,750.00

Number of Shares to be Acquired: 250,000

Underlying Shares Subject to Warrant: 250,000

(100% of the number of Shares to be acquired)

Address for Notice:

767 Third Avenue__________________
21st Floor________________________
New York, NY 10017_______________

Telephone No.:   212-676-5640_______________________

Facsimile No.:   212-676-5649________________________

E-mail Address:   amarks@strauspartners.com

Attention:  Andrew Marks___________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:  Straus Partners, L.P._____

By: /s/ Ravinder Holder
Name:  Ravinder Holder
Title: Partner

Aggregate Purchase Price (Subscription Amount): $768,750.00

Number of Shares to be Acquired: 250,000

Underlying Shares Subject to Warrant: 250,000

(100% of the number of Shares to be acquired)

Address for Notice:

767 Third Avenue__________________
21st Floor________________________
New York, NY 10017_______________

Telephone No.:   212-676-5640_______________________

Facsimile No.:   212-676-5649________________________

E-mail Address:   amarks@strauspartners.com

Attention:  Andrew Marks___________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: Cummings Bay Capital, LP____

By:  /s/ Michael Gregory
Name:  Michael Gregory
Title:  Managing Member

Aggregate Purchase Price (Subscription Amount): $206,673.83___

Number of Shares to be Acquired: 67,211________________

Underlying Shares Subject to Warrant: 67,211__________

(100% of the number of Shares to be acquired)

Address for Notice:

_96 Cummings Point Road___________
_Stamford, CT  06902____________
_________________________________

Telephone No.:   _(203) 358-8000________

Facsimile No.:   ________________________

E-mail Address:   _michael.gregory@cummingsbay.com

Attention:  __Michael Gregory______

Delivery Instructions:
(if different than above)

c/o  ___Cummings Bay Capital Management, LP

Street:   __13455 Noel Road, Suite 800

City/State/Zip: __Dallas, TX 75240

Attention: __Michael Gregory

Telephone No.: __972 419-4489

NAME OF PURCHASER: Geneve Corp

By:  /s/ Michael Gregory
Name:  Michael Gregory
Title:  Authorized Person

Aggregate Purchase Price (Subscription Amount): $115,487.77 ___

Number of Shares to be Acquired: 37,557________________

Underlying Shares Subject to Warrant: 37,557__________

(100% of the number of Shares to be acquired)

Address for Notice:

_96 Cummings Point Road___________
_Stamford, CT  06902____________
_________________________________

Telephone No.:   _(203) 358-8000________

Facsimile No.:   ________________________

E-mail Address:   _michael.gregory@cummingsbay.com

Attention:  __Michael Gregory______

Delivery Instructions:
(if different than above)

c/o  ___Cummings Bay Capital Management, LP

Street:   __13455 Noel Road, Suite 800

City/State/Zip: __Dallas, TX 75240

Attention: __Michael Gregory

Telephone No.: __972 419-4489

NAME OF PURCHASER: _Epworth – Ayer Capital_____

By:   /s/ Jay Venkatesan
                                                 Name:  Jay Venkatesan
Title:  Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $114,042.525__

Number of Shares to be Acquired: _37,087_______________

Underlying Shares Subject to Warrant: _37,087_________

(100% of the number of Shares to be acquired)

Address for Notice:

_230 California St., Suite 600____
_San Francisco, CA 94111__________
__________________________________

Telephone No.:   _(415) 874 4800________

Facsimile No.:   __(415) 520 6826________

E-mail Address:   __tmg@ayercapital.com__

Attention:  __Tom Glaser___________

Delivery Instructions:
(if different than above)

c/o  ___Morgan Stanley Custody______

Street:   __901 South Bond Street_____

City/State/Zip: __Baltimore, MD 21231_

Attention: _Alicia Alvez/ Deborah Mullin

Telephone No.: _(410) 534-1582_____________

NAME OF PURCHASER: _Ayer Capital Partners Kestrel Fund, LP

By:   /s/ Jay Venkatesan
                                                Name:  Jay Venkatesan
Title:  Managing Member

Aggregate Purchase Price (Subscription Amount): $41,546.325__

Number of Shares to be Acquired: _13,511_______________

Underlying Shares Subject to Warrant: __13,511________

(100% of the number of Shares to be acquired)

Address for Notice:

_230 California St., Suite 600____
_San Francisco, CA 94111__________
__________________________________

Telephone No.:   _(415) 874 4800________

Facsimile No.:   __(415) 520 6826________

E-mail Address:   __tmg@ayercapital.com__

Attention:  __Tom Glaser___________

Delivery Instructions:
(if different than above)

c/o  ___Morgan Stanley Custody______

Street:   __901 South Bond Street_____

City/State/Zip: __Baltimore, MD 21231_

Attention: _Alicia Alvez/ Deborah Mullin

Telephone No.: _(410) 534-1582_____________

NAME OF PURCHASER: Ayer Capital Partners Master Fund, L.P.

By:   /s/ Jay Venkatesan
                                                Name:  Jay Venkatesan
Title:  Managing Member

Aggregate Purchase Price (Subscription Amount): $1,144,410.45

Number of Shares to be Acquired: _372,166_____________

Underlying Shares Subject to Warrant: ___372,166______

(100% of the number of Shares to be acquired)

Address for Notice:

        _230 California St., Suite 600____
_San Francisco, CA 94111__________
__________________________________

Telephone No.:   _(415) 874 4800________

Facsimile No.:   __(415) 520 6826________

E-mail Address:   __tmg@ayercapital.com__

Attention:  __Tom Glaser___________

Delivery Instructions:
(if different than above)

c/o  ___Morgan Stanley Custody______

Street:   __901 South Bond Street_____

City/State/Zip: __Baltimore, MD 21231_

Attention: _Alicia Alvez/ Deborah Mullin

Telephone No.: _(410) 534-1582_____________

NAME OF PURCHASER: _SRI Fund, L.P.___________

By:  /s/ William O. Reimann
Name:  William O. Reimann
Title:  VP of Managing General Partner

Aggregate Purchase Price (Subscription Amount): $184,992

Number of Shares to be Acquired: _____60,160___________

Underlying Shares Subject to Warrant: __60,160________

(100% of the number of Shares to be acquired)

Address for Notice:

_____C/O SRI Genpar, L.P.__________
_____201 Main Street, Suite 3200
______Fort Worth, TX 76102

Telephone No.:   __(817) 390-8875_______

Facsimile No.:   ___(817) 390-8896_______

E-mail Address:   __bdonley@barbnet.com___

Attention:  _______________________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _BBT Fund, L.P.___________

By:  /s/ William O. Reimann
Name:  William O. Reimann
Title:  VP of Managing General Partner

Aggregate Purchase Price (Subscription Amount): $362,604.00

Number of Shares to be Acquired: _____117,920___________

Underlying Shares Subject to Warrant: __117,920________

(100% of the number of Shares to be acquired)

Address for Notice:

_____C/O BBT Genpar, L.P._________
_____201 Main Street, Suite 3200
_____Fort Worth, TX 76102

Telephone No.:   __(817) 390-8875_______

Facsimile No.:   ___(817) 390-8896_______

E-mail Address:   __bdonley@barbnet.com___

Attention:  _______________________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _CAP Fund, L.P.___________

By:  /s/ William O. Reimann
Name:  William O. Reimann
Title:  VP of Managing General Partner

Aggregate Purchase Price (Subscription Amount): $192,402.75

Number of Shares to be Acquired: _____62,570___________

Underlying Shares Subject to Warrant: __62,570________

(100% of the number of Shares to be acquired)

Address for Notice:

_____C/O CAP Genpar, L.P.__________
_____201 Main Street, Suite 3200
______Fort Worth, TX 76102

Telephone No.:   __(817) 390-8875_______

Facsimile No.:   ___(817) 390-8896_______

E-mail Address:   __bdonley@barbnet.com___

Attention:  _______________________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _Deerfield Special Situations Fund
International, Limited

By:  /s/ James Flynn
Name:  James Flynn
Title:  President

Aggregate Purchase Price (Subscription Amount): $3,719,999.70_

Number of Shares to be Acquired: _1,209,756____________

Underlying Shares Subject to Warrant: __1,209,756_____

(100% of the number of Shares to be acquired)

Address for Notice:

Deerfield Management
780 3rd Avenue, 37th Floor
New York, NY  10017

Telephone No.:   ___212-551-1600________

Facsimile No.:   ____212-551-1612________

E-mail Address:   ___dlevine@deerfieldpartners.com

Attention:  __Darren Levine________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _Deerfield Special Situations Fund, LP

By:  /s/ James Flynn
Name:  James Flynn
Title:  GP

Aggregate Purchase Price (Subscription Amount): $2,280,001.80_

Number of Shares to be Acquired: _741,464____________

Underlying Shares Subject to Warrant: __741,464_____

(100% of the number of Shares to be acquired)

Address for Notice:

Deerfield Management
780 3rd Avenue, 37th Floor
New York, NY  10017

Telephone No.:   ___212-551-1600________

Facsimile No.:   ____212-551-1612________

E-mail Address:   ___dlevine@deerfieldpartners.com

Attention:  __Darren Levine________

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _Iroquois Master Fund Ltd________

By:  /s/ Joshua Silverman
Name:  Joshua Silverman
Title:  Authorized signatory

Aggregate Purchase Price (Subscription Amount): $1,150,000____

Number of Shares to be Acquired: __373,984_____________

Underlying Shares Subject to Warrant: _373,984________

(100% of the number of Shares to be acquired)

Address for Notice:

__641 Lexington Ave. 26th FL______
__New York, NY 10022____________
__________________________________

Telephone No.:   __212 974 3070_________

Facsimile No.:   ___212 207 3452_________

E-mail Address:   __jsilverman@ichnd.com__

Attention:  __Joshua Silverman_____

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _Capital Ventures International
By:  Heights Capital Management, Inc., its agent

By:  /s/ Todd Silverberg
Name:  Todd Silverberg
Title:

Aggregate Purchase Price (Subscription Amount): $999,996.15___

Number of Shares to be Acquired: __325,202_____________

Underlying Shares Subject to Warrant: __325,202_______

(100% of the number of Shares to be acquired)

Address for Notice:

Heights Capital Management
101 California St., Suite 3250
San Francisco, CA  94111
&
Heights Capital Management ATTN: Brad Alles
401 City Line Ave., Suite 220
Bala Cynwyd, PA  19004

Telephone No.:   __415-403-6500_________

Facsimile No.:   ___415-403-6526_________

E-mail Address:   _sam.winer@sig.com______

Attention:  __Sam Winer____________

Delivery Instructions:
(if different than above)

c/o  __Heights Capital Managment____

Street:   __101 California St., Suite 3250

City/State/Zip: _San Francisco, CA  94111

Attention: _Sam Winer_______________

Telephone No.: _4154036500_________________

NAME OF PURCHASER: DAFNA LifeScience Select Ltd

By:  /s/ Fariba Ghodsian
Name:  Fariba Ghodsian
Title:  Managing Member

Aggregate Purchase Price (Subscription Amount): $108,003.22___

Number of Shares to be Acquired: __35,123______________

Underlying Shares Subject to Warrant: ___35,123                                                                                     __

(100% of the number of Shares to be acquired)

Address for Notice:

10990 Wilshire Boulevard, Suite 1400
Los Angeles, CA  90024

Telephone No.:   310.954.3200

Facsimile No.:   310.445.6594

E-mail Address:   fghodsian@dafnacapital.com

Attention:  Fariba Ghodsian

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: DAFNA LifeScience Ltd

By:  /s/ Fariba Ghodsian
Name:  Fariba Ghodsian
Title:  Managing Member

Aggregate Purchase Price (Subscription Amount): $56,001.90___

Number of Shares to be Acquired: __18,212______________

Underlying Shares Subject to Warrant: ___18,212                                                                                     __

(100% of the number of Shares to be acquired)

Address for Notice:

10990 Wilshire Boulevard, Suite 1400
Los Angeles, CA  90024

Telephone No.:   310.954.3200

Facsimile No.:   310.445.6594

E-mail Address:   fghodsian@dafnacapital.com

Attention:  Fariba Ghodsian

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER:DAFNA LifeScience Market Neutral Ltd

By:  /s/ Fariba Ghodsian
Name:  Fariba Ghodsian
Title:  Managing Member

Aggregate Purchase Price (Subscription Amount): $35,999.03___

Number of Shares to be Acquired: __11,707______________

Underlying Shares Subject to Warrant: ___11,707                                                                                     __

(100% of the number of Shares to be acquired)

Address for Notice:

10990 Wilshire Boulevard, Suite 1400
Los Angeles, CA  90024

Telephone No.:   310.954.3200

Facsimile No.:   310.445.6594

E-mail Address:   fghodsian@dafnacapital.com

Attention:  Fariba Ghodsian

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: _Robert F. Carey Trust_DTD 4/24/01_

By:  /s/ Robert F. Carey
Name:  Robert F. Carey
Title:  Trustee

Aggregate Purchase Price (Subscription Amount): $49,999.50____

Number of Shares to be Acquired: ___16,260_____________

Underlying Shares Subject to Warrant: ___16,260_______

(100% of the number of Shares to be acquired)

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

NAME OF PURCHASER: __Lincoln Park Capital Fund, LLC
By:  Lincoln Park Capital, LLC
By:  Rockledge Capital Corporation

By:  /s/ Joshua Scheinfeld
Name:  Joshua Scheinfeld
Title:  President

Aggregate Purchase Price (Subscription Amount): $600,000.15__

Number of Shares to be Acquired: ___195,122____________

Underlying Shares Subject to Warrant: ____195,122________

(100% of the number of Shares to be acquired)

Address for Notice:

___440 North Wells St.____________
___Suite 620_____________________
___Chicago, IL  60654_____________

Telephone No.:   __312-822-9300_________

Facsimile No.:   ___312-822-9301_________

E-mail Address:   __jscheinfeld@lincolnparkcapital.com

Attention:  __Joshua Scheinfeld____

Delivery Instructions:
(if different than above)

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

EXHIBITS:
A:           Form of Warrant
B:           Form of Registration Rights Agreement
C-1:           Accredited Investor Questionnaire
C-2:           Stock Certificate Questionnaire
D:           Form of Opinion of Company Counsel
E:           Form of Irrevocable Transfer Agent Instructions
F:           Form of Secretary’s Certificate
G:           Form of Officer’s Certificate
H:           Wire Instructions
I:           Form of Lock-Up Agreement
J:           List of Directors and Executive Officers Executing Lock-Up Agreements

SCHEDULES:

3.1(a) Subsidiaries
3.1(g) Capitalization
3.1(x) Registration Rights

EXHIBIT A

FORM OF WARRANT

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

INSTRUCTION SHEET

(to be read in conjunction with the entire Securities Purchase Agreement and Registration Rights Agreement)

A.	Complete the following items in the Securities Purchase Agreement and/or Registration Rights Agreement:

1.
Provide the information regarding the Purchaser requested on the signature page.
The Securities Purchase Agreement and the Registration Rights Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit C-1 – Accredited Investor Questionnaire:

Provide the information requested by the Accredited Investor Questionnaire

3.	Exhibit C-2 Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire

4.	Annex B to the Registration Rights Agreement -- Selling Securityholder Notice and Questionnaire

Provide the information requested by the Selling Securityholder Notice and Questionnaire

5.	Return the signed Securities Purchase Agreement and Registration Rights Agreement to:

Christopher Murphy
JMP Securities LLC
600 Montgomery Street
Suite 1100
San Francisco, California 94111
Tel: 415-869-4443
Fax: 415-835-8920
Email: cmurphy@jmpsecurities.com

B.	Instructions regarding the transfer of funds for the purchase of Shares and Warrants are set forth on Exhibit H to the Securities Purchase Agreement.

EXHIBIT C-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:           Raptor Pharmaceutical Corp.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, and shares of common stock that may be issued upon exercise of certain warrants (collectively, the “Securities”), of Raptor Pharmaceutical Corp., a Delaware corporation (the “Corporation”).  The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used  in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential.  However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.                      BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)                                           (State)                                                                (Zip Code)

Telephone Number: (___)

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
State of formation:______________________                                                                           Approximate Date of formation: ____________________

Were you formed for the purpose of investing in the securities being offered?

Yes ____                      No ____

If an individual:

Residence Address:
(Number and Street)

(City)                                           (State)                                                                (Zip Code)

Telephone Number: (___)

Age: __________                                Citizenship: ____________                                                      Where registered to vote: _______________

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ____                      No ____

Social Security or Taxpayer Identification No.

PART B.                      ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.

__ (1)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

__ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

__ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

__ (4)
An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

__ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

__ (6)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__ (7)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

__ (9)
An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

__ (10) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

___(11)                       A natural person whose individual net worth, or joint net worth with that person’sspouse (in each case, excluding the value of such person’s primary residence), at thetime of his purchase exceeds $1,000,000;

___(12)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

___(13)	An executive officer or director of the Company;

___(14) An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A.           FOR EXECUTION BY AN INDIVIDUAL:

By
                 Date
Print Name:

B.           FOR EXECUTION BY AN ENTITY:

         Entity Name:

By
                 Date
Print Name:
Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

    Entity Name:

By
                 Date
Print Name:
Title:

    Entity Name:

By
                 Date
Print Name:
Title:           _____________________

EXHIBIT C-2

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:
2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:
3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D

FORM OF OPINION OF COMPANY COUNSEL

SUBJECT TO SUCH ASSUMPTIONS AND QUALIFICATIONS AS ARE CUSTOMARY FOR OPINIONS OF THIS TYPE

1.
Based solely on the Good Standing Certificate, the Company is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to execute and deliver the Agreement, the Registration Rights Agreement and the Warrants and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Shares and the Warrants under the Agreement and to issue the Warrant Shares issuable upon valid exercise of the Warrants.

2.	Based solely on the Foreign Good Standing Certificate, the Company is in good standing as a foreign corporation in the state of California.

3.
Based solely on the certificate of incorporation of the Company, the authorized capital stock of the Company consists of 150,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share.

4.
The issuance of the Shares pursuant to the Agreement has been duly authorized by the Company and, upon issuance and delivery of the Shares and receipt by the Company of payment of the purchase price therefor in accordance with the Agreement, the Shares will be validly issued, fully paid and non-assessable.  The Warrant Shares have been reserved for issuance.  The issuance of the Warrant Shares pursuant to the valid exercise of the Warrants has been duly authorized and, upon issuance and delivery of the Warrant Shares and receipt by the Company of payment of the purchase price therefor in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable.

5.
The Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and each of them constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

6.
The execution and delivery by the Company of the Agreement and the Registration Rights Agreement, and the issuance of the Shares and the Warrants and, upon the valid exercise of the Warrants, the issuance of the Warrant Shares, do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws, (ii) any of the material agreements filed as an exhibit to the Registration Statement, other than such breach or default by the Company as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) any provision of any applicable federal or California law, rule or regulation known to us to be customarily applicable to transactions of this nature (other than state securities or blue sky laws, as to which we express no opinion), or (iv) any decree, judgment or order of any federal or California state court known to us to be applicable to the Company.

7.
No consent, approval or authorization of designation, declaration or filing with any federal government authority by the Company is required in connection with the valid execution and delivery of the Agreement and the Registration Rights Agreement or the offer, sale or issuance of the Securities, except (a) those under the Securities Act of 1933, as amended or those under the Securities Exchange Act of 1934, as amended, (b) those that have been made under the rules of the NASDAQ Capital Market, (c) with respect to the issuance of the Shares and Warrant Shares, such consents, approvals, authorizations, orders or filings as may be required after the date hereof, as and when required, under the Transaction Documents, and (d) any necessary approval of the Financial Industry Regulatory Authority (as to which we express no opinion).

8.
Subject to the accuracy of the Purchasers’ representations in Section 3.2 of the Agreement and the Accredited Investor Questionnaire thereto, the offer, sale and issuance of the Securities in conformity with the terms of the Agreement and the Warrants constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

9.
To our knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which to our knowledge based solely on a certificate signed by an officer of the Company have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement.

EXHIBIT E

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of _________, ____

American Stock Transfer & Trust Company LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn:  _________________

Ladies and Gentlemen:

                Reference is made to that certain Securities Purchase Agreement, dated as of _____________, ___ (the “Agreement”), by and among Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable into shares of Common Stock.

                This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:

                           (i)            to issue certificates representing shares of Common Stock at any time after a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or upon transfer or resale of the Shares; and

                           (ii)            to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company with respect to clause (1) below or the Company’s legal counsel with respect to clause (2) below that either (1) a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Commission under the Securities, or (2) the Shares and the Warrant Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, promptly upon your receipt of (i) original certificates representing the Shares or (ii) a notice of transfer, Shares or the Exercise Notice, you shall issue the certificates representing the Shares and/or the Warrant Shares, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares and Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then the certificates for such Shares and/or Warrant Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFERORS SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

                A form of written confirmation from the Company that a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex II.

                Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

RAPTOR PHARMACEUTICAL CORP.

By:  __________________________________
                     Name: ________________________________
Title:  ________________________________

Acknowledged and Agreed:

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

By: __________________________________
Name: ________________________________
Title:  ________________________________

Date:  _________________, ______

Annex I

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1)           The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.

(3)           The Holder intends that payment of the Exercise Price shall be made as (check one):

            Cash Exercise

            “Cashless Exercise” under Section 10 of the Warrant

(4)           If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $___________ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6)           By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of the Warrant to which this notice relates.

Dated:____________________

Name of Holder:  ___________________________

By:__________________________________

Name: _______________________________

Title:  _______________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ACKNOWLEDGEMENT

                The Company hereby acknowledges this Exercise Notice and receipt of the appropriate exercise price and hereby directs American Stock Transfer & Trust Company LLC to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, ____, from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company LLC.

RAPTOR PHARMACEUTICAL CORP.

By:  __________________________________Name: ________________________________
Title:  ________________________________

Annex II

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company LLC. 6201 15th Avenue Brooklyn, New York 11219 Attn: _________________

Re: Raptor Pharmaceutical Corp.

Ladies and Gentlemen:

                   Reference is hereby made to that certain Securities Purchase Agreement, dated as of August __, 2010, entered into by and among the Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and warrants exercisable for shares of Common Stock (the “Warrants”).  Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock, including the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                     , ____, the Company filed a Registration Statement on Form S-1 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at ____ [a.m.][p.m.] on __________, ____, and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated __________, ____, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

Raptor Pharmaceutical Corp.

By:

EXHIBIT F

FORM OF SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of August __, 2010, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the [Board of Directors of the Company][duly authorized Committee of the Board of Directors of the Company] at a meeting of the [Board of Directors][Committee] held on ___________.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.
Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.
Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.
Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
Christopher M. Starr	Chief Executive Officer	_________________________
Kim R. Tsuchimoto	Chief Financial Officer	_________________________

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ____ day of ________, ___.

Secretary

I, Christopher M. Starr, Chief Executive Officer, hereby certify that Kim R. Tsuchimoto is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Chief Executive Officer

EXHIBIT A
Resolutions

EXHIBIT B

Certificate of Incorporation

EXHIBIT C

Bylaws

EXHIBIT G

FORM OF OFFICER’S CERTIFICATE

The undersigned, the Chief Executive Officer of Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), pursuant to Section 5.1(i) of the Securities Purchase Agreement, dated as of August 9, 2010 by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.
The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.
The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of __________, _____.

___________________________
Chief Executive Officer

EXHIBIT H

WIRE INSTRUCTIONS

JPMorgan Chase Bank
ABA # 021000021
Account No.:  899564421
Account Name:  Raptor Pharmaceutical

EXHIBIT I

FORM OF LOCK-UP AGREEMENT

_____________, _____

JMP Securities LLC
600 Montgomery Street
Suite 100
San Francisco, California 94111

Re:           Private Placement of Securities

Ladies and Gentlemen:

The undersigned understands that JMP Securities LLC proposes to act as the exclusive placement agent (the “Placement Agent”), for Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), in connection with a proposed private placement (the “Offering”) of shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) and warrants to purchase Common Stock (the “Warrants” and together with the Shares, the “Securities”), of the Company.

In order to induce the Placement Agent to continue its efforts in connection with the Offering, the undersigned hereby agrees that for a period (the “Lock-Up Period”) from the date hereof until the later of (i) ninety (90) days following the closing date of the Offering or (ii) thirty (30) days following the date of effectiveness of the registration statement registering the resale of the Shares and shares of Common Stock issuable upon exercise of the Warrants filed by the Company with the Securities and Exchange Commission in connection with such Offering, the undersigned will not, without the prior written consent of the Placement Agent, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (such securities, “Convertible Securities”), (2) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or other securities, in cash or otherwise; provided, however, that the obligations under this letter agreement (the “Lock-Up Agreement”) shall not apply to any Securities acquired in connection with the Offering.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of the Placement Agent or (iv) effected pursuant to any exchange of “underwater” options with the Company, (b) the acquisition or exercise of an option or warrant to purchase shares of Common Stock (or any Convertible Securities), including the sale of a portion of stock to be issued in connection with such exercise to finance a “cashless” exercise, provided that any such shares issued upon exercise of such option or warrant (or any Convertible Securities) shall continue to be subject to the applicable provisions of this Lock-Up Agreement, (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof, or (d) the disposition of shares of Common Stock (or Convertible Securities) to satisfy any tax withholding obligations upon the vesting of shares of restricted Common Stock (or any Convertible Securities) held by the undersigned.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock or Convertible Securities acquired in open market transactions.  In addition, if the undersigned is a partnership, limited liability company, trust, corporation or similar entity, it may distribute the Common Stock or Convertible Securities to its partners, members or stockholders; provided, however, that in each such case, prior to any such transfer, each transferee shall execute a duplicate form of this Lock-Up Agreement or execute an agreement, reasonably satisfactory to the Placement Agent, pursuant to which each transferee shall agree to receive and hold such Common Stock or Convertible Securities subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned during the Lock-Up Period (as may have been extended pursuant hereto), except in compliance with this Lock-Up Agreement.

The undersigned understands that, if the Securities Purchase Agreement (the “Purchase Agreement”) executed by Purchasers in connection with the Offering does not become effective, or if the Offering shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, or if the Purchase Agreement has not been executed within thirty (30) days of the date hereof, this Lock-Up Agreement shall be terminated and the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  The undersigned agrees that Purchasers of the Securities in the Offering shall be intended third-party beneficiaries of the undersigned’s obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

Very truly yours, Print Name: __________________________ Print Title: ___________________________ Signature: ____________________________

EXHIBIT J

LIST OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTING LOCK-UP AGREEMENTS

Christopher M. Starr
Kim R. Tsuchimoto
Erich Sager
Raymond William Anderson
Richard L. Franklin
Llew Keltner

Schedule 3.1(a)

Subsidiaries

1.	Raptor Pharmaceuticals Corp.
2.	TPTX, Inc.

3.	Raptor Therapeutics Inc.
4.	Raptor Discoveries Inc.

5.	Raptor Pharmaceuticals Europe B.V.

Schedule 3.1(g)

Capitalization

The Company’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share, 100,000 of which are designated as Series A Participating Preferred Stock.  See also (i) Registration Statement on Form S-4 filed by the Company (formerly as TorreyPines Therapeutics, Inc.) with the SEC on August 19, 2009, and the exhibits attached thereto or incorporated therein; (ii) Current Report on Form 8-K filed by the Company (formerly as TorreyPines Therapeutics, Inc.) with the SEC on August 25, 2009, and the exhibits attached thereto or incorporated therein; (iii) Current Report on Form 8-K filed by the Company with the SEC on December 15, 2009, and the exhibits attached thereto or incorporated therein; (iv) Current Report on Form 8-K filed by the Company with the SEC on October 5, 2009, as amended, and the exhibits attached thereto or incorporated therein; (v) Current Report on Form 8-K filed by the Company with the SEC on April 22, 2010, and the exhibits attached thereto or incorporated therein; (vi) Registration Statement on Form S-1 filed by the Company with the SEC on April 23, 2010, as amended on May 7, 2010, and the exhibits attached thereto or incorporated therein; (vii) Registration Statement on Form S-8 filed by the Company with the SEC on May 14, 2010, and the exhibits attached thereto or incorporated therein; and (viii) Quarterly Report on Form 10-Q for the quarter ended May 31, 2010, filed by the Company with the SEC on July 15, 2010, and the exhibits attached thereto or incorporated therein.

Schedule 3.1(x)

Registration Rights